Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2019	Sep. 30, 2018	Sep. 30, 2019	Sep. 30, 2018
Revenues
Sales of goods	$ 39	$ 40	$ 90	$ 280
Total revenues	39	40	90	280
Operating expenses
Research and development	1,508	1,654	5,574	4,957
General and administrative	1,021	1,171	5,083	3,102
Marketing
Cost of sales	16	25	51	109
Total expenses	2,545	2,850	10,708	8,168
Loss from operations	(2,506)	(2,810)	(10,618)	(7,888)
Net finance income (costs)	45	19	143	14
Loss attributable to the equity holders	$ (2,461)	$ (2,791)	$ (10,475)	$ (7,874)
Net income (loss) per share Basic & Diluted	$ (0.04)	$ (0.05)	$ (0.15)	$ (0.13)
Weighted average number of common shares outstanding Basic & Diluted	69,974	61,519	68,496	59,299